                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 March 20, 1998
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                Date of Report (Date of earliest event reported)


                               PULTE CORPORATION
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             (Exact name of registrant as specified in its charter)


      Michigan                      1-9804                 38-2766606
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(State or other jurisdiction     (Commission           (IRS Employer
of incorporation)                File Number)          Identification No.)


   33 Bloomfield Hills Pkwy., Suite 200, Bloomfield Hills, Michigan     48304
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                 (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code            (248) 647-2750
                                                              --------------


                                 Not Applicable
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          (Former name or former address, if changed since last report)

                                    FORM 8-K


Item 5.  Other Events.

         On March 20, 1998, Pulte Corporation (the "Company") entered into an indenture supplement with The Bank of New York as Successor Trustee to NationsBank of Georgia, National Association, concerning $100,000,000 aggregated principal amount of 7% senior notes of the Company due 2003, and $115,000,000 aggregated principal amount of 8-3/8% senior notes of the Company due 2004.

         On March 20, 1998, the Company entered into an indenture supplement with The First National Bank of Chicago, a national banking association, concerning $125,000,000 aggregated principal amount of 7.3% senior notes of the Company due 2005, and $120,000,000 aggregated principal amount of 7.625% senior notes of the Company due 2017.


Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.

         4.1 Indenture supplement (to indenture filed as Exhibit 4.1 to registration statement on Form S-3 (33-71742)).

         4.2 Indenture supplement (to indenture filed as Exhibit 1 to Form 8-K dated October 20, 1995).

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PULTE CORPORATION



                                    By:   /s/ John R. Stoller
                                          ----------------------------------
                                             John R. Stoller
                                             Vice President, General Counsel
                                             and Secretary

Dated:  March 23, 1998

                                  EXHIBIT INDEX



   EXHIBIT NO.                                 DESCRIPTION
   -----------                                 -----------


     4.1                   Indenture supplement (to indenture filed as Exhibit
                           4.1 to registration statement on Form S-3
                           (33-71742)).

     4.2 Indenture supplement (to indenture filed as Exhibit 1 to current report on Form 8-K dated October 20,
                           1995).